UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: August 6, 2009

Date of earliest event reported: August 5, 2009

Warner Chilcott Limited

(Exact name of registrant as specified in its charter)

Bermuda	1-33039	98-0496358
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Unit 19 Ardee Business Park

Hale Street

Ardee, Co Louth, Ireland

(Address of principal executive offices, including zip code)

+353 41 685 6983

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual General Meeting of Shareholders (the “Annual Meeting”) of Warner Chilcott Limited (the “Company”) on August 5, 2009, shareholders approved amendments to the Company’s 2005 Equity Incentive Plan (as amended, the “Equity Incentive Plan”). The amendments amend the existing plan to (i) increase the number of shares authorized for issuance under the plan, (ii) enable awards under the plan that comply with the exemption from the deduction limitation imposed under Section 162(m) of the Internal Revenue Code, as amended and (iii) allow Warner Chilcott plc to issue ordinary shares under the plan, subject to the effectiveness of the Scheme of Arrangement approved at the Company’s special court-ordered meeting of shareholders (the “Special Meeting”) held on August 5, 2009.

A copy of the Equity Incentive Plan is attached hereto as Exhibit 10.1. The description of the Equity Incentive Plan contained herein is qualified in its entirety by reference to the full text of the Equity Incentive Plan. In addition, a more fulsome description of the Equity Incentive Plan is contained in the Proxy Statement prepared by the Company in preparation for its Annual Meeting and Special Meeting and filed with the U.S. Securities and Exchange Commission on June 26, 2009 (the “Proxy Statement”) and is incorporated herein by reference.

At the Annual Meeting, shareholders also approved the Company’s Management Incentive Plan. Under the Management Incentive Plan, annual incentive awards made to certain senior executives of the Company in 2009 as well as awards made in future years will qualify for a tax deduction as “performance-based compensation,” assuming compliance with the terms of the plan.

A copy of the Management Incentive Plan is attached hereto as Exhibit 10.2. The description of the Management Incentive Plan contained herein is qualified in its entirety by reference to the full text of the Management Incentive Plan. In addition, a more fulsome description of the Management Incentive Plan is contained in the Proxy Statement and is incorporated herein by reference.

Item 8.01 Other Events.

On August 5, 2009, the Company issued a press release announcing that at the Special Meeting, its shareholders approved, among other proposals, a Scheme of Arrangement between the Company and its shareholders. Assuming receipt of the required approval of the Supreme Court of Bermuda at a hearing to be held on August 14, 2009, and the satisfaction of certain other conditions, the transaction will result in Warner Chilcott plc, a newly formed public limited company organized in, and a tax resident of, Ireland, becoming the ultimate public holding company of the Warner Chilcott group. A copy of the Company’s press release is filed as Exhibit 99.1 hereto and is incorporated by reference into this Item 8.01.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibit Number	Description
	10.1	Warner Chilcott Equity Incentive Plan (as amended and restated)

	10.2	Warner Chilcott Management Incentive Plan

	99.1	Press Release issued August 5, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WARNER CHILCOTT LIMITED

By:	/s/ Paul Herendeen
Name:	Paul Herendeen
Title:	Executive Vice President and Chief Financial Officer

Date: August 6, 2009